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                                                                   EXHIBIT 23.1



                        Consent of Independent Auditors




We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 2, 2001, except for Note 16 to the consolidated financial statements as to which the date is September 11, 2001, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-62558) and related Prospectus of Principal Financial Group, Inc. dated September 28, 2001.


                                               /s/ Ernst & Young LLP


Des Moines, Iowa
September 25, 2001